UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004

                         INTELLIGENT SYSTEMS CORPORATION
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             (Exact name of Registrant as specified in its charter)


             Georgia                    1-9330               58-1964787
  (State or other jurisdiction        Commission          (I.R.S. Employer
of incorporation or organization)     file number        Identification No.)



  4355 Shackleford Road, Norcross, Georgia                            30093
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  (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (770) 381-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 22, 2004, the Audit Committee of the Board of Directors of Intelligent Systems Corporation ("Intelligent Systems") dismissed its Registered Public Accounting Firm, BDO Seidman, LLP ("BDO") and appointed Tauber & Balser P.C. ("Tauber") as its new Registered Public Accounting Firm for its fiscal year ending December 31, 2004.

The audit reports issued by BDO on the consolidated financial statements of Intelligent Systems as of and for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from BDO's appointment on July 3, 2002 and through the date of this Form 8-K, there were no disagreements between Intelligent Systems and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports on Intelligent Systems' consolidated financial statements for such periods, nor have there been any reportable events as listed in Item 304 (a)(1)(iv) of Regulation S-B.

Intelligent Systems provided BDO with a copy of the foregoing disclosures, and a letter from BDO confirming its agreement with these disclosures is attached as
Exhibit 16.1 to this report.

During Intelligent Systems' two most recent fiscal years and through the date of this Form 8-K, Intelligent Systems has not consulted with any other independent accountant, including Tauber, with respect to any of the matters or reportable events set forth in Item 304(a)(2) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

      16.1  Letter from BDO Seidman, LLP.

      99.1 Press release issued by Intelligent Systems Corporation on November 24, 2004.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2004              INTELLIGENT SYSTEMS CORPORATION
                                     (Registrant)

                                     /s/ Bonnie L. Herron
                                     --------------------
                                 By: Bonnie L. Herron
                                     Chief Financial Officer

                                  Exhibit Index

Exhibit Number    Description
--------------    -----------

16.1          Letter from BDO Seidman, LLP

99.1          Press release  issued by  Intelligent  Systems  Corporation on
              November 24, 2004


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